UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

WRIGHT MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1023 Cherry Road Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip code)

(901) 867-9971

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 10, 2014, Wright Medical Group, Inc. (the “Company”) issued a press release announcing it has reached an agreement with the Office of Device Evaluation (“ODE”) of the U.S. Food and Drug Administration under which ODE will accept a further amendment to the pre-market approval application for Augment® Bone Graft in lieu of proceeding with the Dispute Resolution Panel that was scheduled for the week of May 19, 2014. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d) Exhibits

99.1	Press Release of Wright Medical Group, Inc. dated March 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP, INC.

Dated: March 10, 2014	By:	/s/ Robert J. Palmisano
	Name:	Robert J. Palmisano
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Wright Medical Group, Inc. dated March 10, 2014